Exhibit 99.1

RESIGNATION

The undersigned, Richard Schubiger, effective as of October 31, 2008, hereby resigns for personal reasons from all positions as an officer, director or employee of WPCS International Incorporated, a Delaware corporation, and each of its subsidiaries.

/s/ RICHARD SCHUBIGER
Richard Schubiger